Exhibit 10 (a)




                    SCHEDULE OF AGREEMENTS WITH EXECUTIVE OFFICERS
                    ----------------------------------------------




                 The   Company  has   entered  into   agreements  with  the
          following  individuals.     Such  agreements  are   substantially
          identical in all material respects to the Form of Agreement between the Company and certain of its executive officers filed with Company Annual Report on Form 10-K for the year end December 31, 1991
          (File No. 1-8036).


                                        George R. Bennyhoff

                                        John R. Gailey III

                                        Wendy Dixon

                                        J. E. Dorsey

                                        Stephen M. Heumann

                                        Raymond J. Land

                                        Anna Mae Papso

                                        Victor E. Ziegler